UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 11, 2004
                                                  -----------------


                                AptarGroup, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                         1-11846               36-3853103
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, IL             60014
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code 815-477-0424.
                                                   ------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On February 11, 2004, AptarGroup, Inc. announced its results of operations and financial condition for the quarter and year ended December 31, 2003. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      AptarGroup, Inc.

Date:  February 11, 2004         By:  /s/ Stephen J. Hagge
                                      --------------------
                                      Stephen J. Hagge
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary



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                                  Exhibit Index
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Exhibit No.
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99.1               Press Release of AptarGroup, Inc. dated February 11, 2004.